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                                                                   EXHIBIT 10.53

                         2001 EQUITY PARTICIPATION PLAN
                             OF BIRCH TELECOM, INC.


1.   PURPOSE OF PLAN

     The 2001 Equity Participation Plan of Birch Telecom, Inc. (the "PLAN") is designed:

     (a) To promote the long term financial interests and growth of Birch Telecom, Inc., a Delaware corporation (the "COMPANY"), and its Subsidiaries by attracting and retaining management and personnel with the training, experience and ability to enable them to make a substantial contribution to the success of the Company's business;

     (b) To motivate personnel by means of growth-related incentives to achieve long range goals; and

     (c) To further the identity of interests of participants with those of the stockholders of the Company through opportunities for stock or stock-based ownership in the Company.

2.   DEFINITIONS

     As used in the Plan, the following words shall have the following meanings:

     (a) "BOARD" means the Board of Directors of the Company.

     (b) "CODE" means the Internal Revenue Code of 1986, as amended.

     (c) "COMMITTEE" means the Compensation Committee of the Board or another committee of the Board designated by the Board to administer the Plan.

     (d) "COMMON STOCK" or "SHARE" means the common stock of the Company, par value $0.001 per share.

     (e) "CONSULTANT" means any consultant or adviser of the Company or any of its Subsidiaries if: (i) the consultant or adviser renders bona fide services to the Company; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and (iii) the consultant or adviser is a natural person.

     (f) "EMPLOYEE" means a person, including an officer, in the regular full-time employment of the Company or one of its Subsidiaries.

     (g) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     (h) "FAIR MARKET VALUE" means the market price if the Shares are publicly traded or, if the Shares are not publicly traded, the fair market value per Share as determined in good faith by the Board.

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     (i) "GRANT" means a grant of a Non-Qualified Stock Option and/or an
Incentive Stock Option to a Participant pursuant to the Plan and described in
Section 5.

     (j) "GRANT AGREEMENT" means a written agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

     (k) "INCENTIVE STOCK OPTION" means a Grant which is an "incentive stock option" within the meaning of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

     (l) "NON-QUALIFIED STOCK OPTION" means a Grant which is not an "incentive stock option" within the meaning of Section 422 of the Code and shall include a Stock Option which is designated as a Non-Qualified Stock Option by the Committee.

     (m) "PARTICIPANT" means an Employee or consultant of the Company or one of its Subsidiaries, to whom one or more Grants have been made and such Grants have not all been forfeited or terminated under the Plan. A member of the Board who is not an Employee may not be a Participant.

     (n) "PUBLIC OFFERING" means the sale of shares of Common Stock to the public pursuant to a registration statement under the Securities Act which has been declared effective by the SEC (other than a registration statement on Form S-8 or any other similar form) which results in an active trading market in the Common Stock.

     (o) "SEC" means the United States Securities and Exchange Commission.

     (p) "SECURITIES ACT" means the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.

     (q) "STOCK OPTION" means a Non-Qualified Stock Option or an Incentive Stock Option.

     (r) "SUBSIDIARY" means any corporation other than the Company in an unbroken chain of corporations beginning with the Company if each of the corporations, other than the last corporation in the unbroken chain, then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.    ADMINISTRATION OF PLAN

     (a) The Plan shall be administered by the Committee. To the extent that the Company and its Employees are subject to Section 16 of the Exchange Act or
Section 162(m) of the Code, the members of the Committee shall consist solely of individuals who are both "non-employee directors" as defined by Rule 16b-3 promulgated under the Exchange Act and "outside directors" for purposes of
Section 162(m) of the Code. The Committee may adopt its own rules of procedure, and the action of a majority of the Committee, taken at a meeting or taken without a meeting by a writing signed by such majority, shall constitute action by the Committee. The Committee shall have the power, authority and the discretion to administer, construe and interpret the Plan and Grant Agreements, to make rules for carrying out the Plan and to make

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changes in such rules. Any such interpretations, rules, and administration shall be made and done in good faith and consistent with the basic purposes of the Plan.

     (b) The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties and authority under the Plan (including, without limitation, the authority to grant Stock Options) subject to such conditions and limitations as the Committee shall prescribe except that only the Committee may designate and make Grants to Participants who are subject to Section 16 of the Exchange Act or Section 162(m) of the Code.

     (c) The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company, and the officers and directors of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. Subject to the terms and conditions of this Plan and any applicable Grant Agreement, all actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Grants, and all members of the Committee shall be fully protected by the Company with respect to any such action, determination or interpretation.

4.   ELIGIBILITY

     The Committee may from time to time make Grants under the Plan to such Employees, or Consultants and in such form and having such terms, conditions and limitations as the Committee may determine. No Incentive Stock Option shall be granted to any person who is not an Employee. No Grants may be made under this Plan to non-employee directors of the Company or any of its Subsidiaries. Grants may be granted singly, in combination or in tandem. The terms, conditions and limitations of each Grant under the Plan shall be set forth in a Grant Agreement, in a form approved by the Committee, consistent, however, with the terms of the Plan; provided, however, that such Grant Agreement shall contain provisions dealing with the treatment of Grants in the event of the termination, death or disability of the Participant, and may also include provisions concerning the treatment of Grants in the event of a change of control of the Company. Grant Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Grants as "incentive stock options" under Section 422 of the Code.

5.   GRANTS

     (a) From time to time, the Committee may, in its discretion, grant Stock Options. At the time of grant, the Committee shall determine, and shall have specified in the Grant Agreement or other Plan rules, the option exercise period, the option exercise price, whether such Grants are to be Incentive Stock Options or Non-Qualified Stock Options and such other conditions or restrictions on the grant or exercise of the Stock Option as the Committee deems appropriate.

     (b) In addition to other restrictions contained in the Plan and Grant
Agreement: (i) Stock Options granted hereunder may not be exercised more than 10 years after the date the

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Stock Option was granted (or in the case of an Incentive Stock Option granted to an individual owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Stock Option was granted, more than 10% of the total combined voting power of all classes of the stock of the Company or any Subsidiary corporation, more than five years after the date the Incentive Stock Option was granted) and (ii) unless otherwise permitted by applicable state law, the exercise price per Share subject to any Stock Option granted hereunder shall not be less than the par value per Share; provided, however, that (A) in the case of an Incentive Stock Option, the exercise price per Share shall not be less than 100% of the Fair Market Value of Common Stock on the date the option is granted and (B) in the case of an Incentive Stock Option granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price per Share shall not be less than 110% of the Fair Market Value of such Shares on the date such Incentive Stock Option is granted.

     (c) Payment of the option exercise price shall be made in cash; provided, however, that the Committee, may in its discretion (i) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Participant for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Stock Option or exercised portion thereof; (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Stock Option having a Fair Market Value on the date of Stock Option exercise equal to the aggregate exercise price of the Stock Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (iv) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board; (v) allow payment, in whole or in part, through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Stock Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Stock Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (vi) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv) and (v). In the case of a promissory note, the Committee may also prescribe the form of such note and the security to be given for such note. The Stock Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

     (d) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Participant during any calendar year (under the Plan and all other incentive stock option plans of the Company or any Subsidiary thereof) exceeds $100,000, such options shall be treated and taxable as Non-Qualified Stock Options. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted, and the stock issued upon exercise of options shall designate whether such stock was acquired upon exercise of an Incentive Stock Option. For

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purposes of these rules, the Fair Market Value of stock shall be determined as of the date of grant of the Stock Option granted with respect to such stock.

6.   LIMITATIONS AND CONDITIONS

     (a) The number of Shares available for Grants under this Plan shall be 80,000,000 shares of the authorized Common Stock as of the effective date of the Plan. Unless restricted by applicable law, Shares related to Grants that are forfeited, terminated, canceled or expire unexercised, shall immediately become available for Grants.

     (b) No Grants shall be made under the Plan beyond ten years after the effective date of the Plan, but the terms of Grants made on or before the expiration thereof may extend beyond such expiration. At the time a Grant is made or amended or the terms or conditions of a Grant are changed, the Committee may provide for limitations or conditions on such Grant.

     (c) Nothing contained herein shall affect the right of the Company or any Subsidiary to terminate any Participant's employment at any time or for any reason.

     (d) Other than as specifically provided by will or by the applicable laws of descent and distribution or the terms of any applicable trust, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to do so shall be void. No such benefit shall, prior to receipt thereof by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements, or torts of the Participant.

     (e) Participants shall not be, and shall not have any of the rights or privileges of, stockholders of the Company in respect of any Shares purchasable or otherwise acquired in connection with any Grant unless and until certificates representing any such Shares have been issued by the Company to such Participants; provided however that no delay in the issuance of certificates due to be issued hereunder representing any such Shares shall operate to impair or prejudice any Participant's rights to participate in a corporate transaction providing for the disposition of such Shares.

     (f) No election as to benefits or exercise of Stock Options or other rights may be made during a Participant's lifetime by anyone other than the Participant except by a legal representative appointed for or by the Participant.

     (g) Absent express provisions to the contrary, no Grant under this Plan shall be deemed "compensation" for purposes of computing benefits or contributions under any retirement plan of the Company or its Subsidiaries and shall not affect any benefits under any other benefit plan of any kind or subsequently in effect under which the availability or amount of benefits is related to level of compensation. This Plan is not a "Pension Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

     (h) Unless the Committee determines otherwise, no benefit or promise under the Plan shall be secured by any specific assets of the Company or any of its Subsidiaries, nor shall any assets of the Company or any of its Subsidiaries be designated as attributable or allocated to the satisfaction of the Company's obligations under the Plan.

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     (i) To the extent designated by the Committee, no Grant shall be effective unless and until it is approved by the stockholders of the Company holding more than 75% of the voting power of all outstanding Common Stock of the Company in accordance with the provisions of Section 280G(b)(5) of the Code.

     (j) As a condition precedent to the award of any Stock Option or the exercise or delivery of certificates for Shares issued pursuant thereto, the Committee may require any Participant (or the Participant's successor, as applicable) to enter into or become a party to a Stockholders Agreement or a Voting Trust Agreement in such form(s) as the Committee may determine from time to time.

7.   TRANSFERS AND LEAVES OF ABSENCE

     For purposes of the Plan, unless the Committee determines otherwise: (a) a transfer of a Participant's employment without an intervening period of separation among the Company and any Subsidiary shall not be deemed a termination of employment, and (b) a Participant who is granted in writing a leave of absence shall be deemed to have remained in the employ of the Company or a Subsidiary during such leave of absence.

8.   ADJUSTMENTS

     In the event of any change in the outstanding Common Stock (including an exchange for cash) by reason of a stock split, reverse stock split, spin-off, stock dividend, stock combination or reclassification, recapitalization, reorganization, consolidation, merger, change of control, or similar event, the Committee shall adjust appropriately the number and kind of Shares subject to the Plan and available for or covered by Grants and exercise prices related to outstanding Grants, and make such other revisions to outstanding Grants as it deems are equitably required.

9. MERGER, CONSOLIDATION, EXCHANGE, ACQUISITION, DISTRIBUTION, LIQUIDATION OR DISSOLUTION

     In its sole discretion, and on such terms and conditions as it deems appropriate, coincident with or after the grant of any Stock Option, the Committee may provide that such Stock Option cannot be exercised after the consummation of the merger or consolidation of the Company into another corporation, the exchange of all or substantially all of the assets of the Company for the securities of another corporation, the acquisition by another corporation of 80% or more of the Company's then outstanding shares of voting stock or the recapitalization, reclassification, liquidation or dissolution of the Company, or other adjustment or event which results in shares of Common Stock being exchanged for or converted into cash, securities or other property, and if the Committee so provides, it shall, on such terms and conditions as it deems appropriate in its absolute discretion, also provide, either by the terms of such Stock Option or by a resolution adopted prior to the consummation of such merger, consolidation, exchange, acquisition, recapitalization, reclassification, liquidation or dissolution, that, for some period of time prior to the consummation of such transaction or event, such Stock Option shall be exercisable as to all shares subject thereto, notwithstanding anything to the contrary herein (but subject to the provisions of Section 6(b)) and that, upon the consummation of such event, such Stock Option shall terminate and be of no further force or effect; provided, however, that the Committee may also provide, in its absolute discretion, that even if the Stock Option shall remain

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exercisable after any such event, from and after such event, any such Stock
Option shall be exercisable only for the kind and amount of cash, securities and/or other property, or the cash equivalent thereof (net of any applicable exercise price), receivable as a result of such event by the holder of a number of shares of stock for which such Stock Option could have been exercised immediately prior to such event.

10.  AMENDMENT AND TERMINATION

     The Committee shall have the authority to make such amendments to any terms and conditions applicable to outstanding Grants as are consistent with this Plan provided that, except for adjustments under Section 8 or 9 hereof, no such action shall modify such Grant in a manner adverse to the Participant without the Participant's consent except as such modification is provided for or contemplated in the terms of the Grant. The Board may amend, suspend or terminate the Plan.

11.  WITHHOLDING TAXES

     The Company shall have the right to deduct from any cash payment made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to deliver Shares upon the exercise of a Stock Option that the Participant pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes. Any Grant Agreement may provide that the Participant may elect, in accordance with any conditions set forth in such Grant Agreement, to pay a portion or all of such withholding taxes in shares of Common Stock (including shares acquired by contemporaneous exercise of other Stock Options); provided, however, that the number of shares of Common Stock that may be withheld upon exercise of a Stock Option in order to satisfy the Participants federal and state income and payroll tax liabilities with respect to such exercise shall be limited to that number of Shares which have a Fair Market Value on the date of withholding equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state income tax and payroll tax purposes that are applicable to such supplemental taxable income.

12.  REGISTRATION

     If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act, or engaged in a Public Offering
(a) the Company shall use reasonable efforts to register the Stock Options and the Common Stock to be acquired on exercise of the Stock Options on a Form S-8 Registration Statement or any successor to Form S-8 to the extent that such registration is then available with respect to such Stock Options and Common Stock and (b) the Company will use reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, to the extent required from time to time to enable the Participant to sell shares of Common Stock without registration under the Securities Act within the limitations of the exemptions provided under any applicable rule or regulation of the SEC. Notwithstanding anything contained in this Section 12, the Company may deregister under Section 12 of the Exchange Act if it is then permitted to do so pursuant to the Exchange Act and the rules and

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regulations thereunder. Nothing in this Section 12 shall be deemed to limit in any manner any otherwise applicable restrictions on sales of Common Stock.

13.  EFFECTIVE DATE AND TERMINATION DATES

     The Plan shall be effective as of the date of its adoption by the Board and shall terminate on the tenth anniversary of such date, subject to earlier termination by the Board pursuant to Section 10.

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     I hereby certify that the foregoing Plan was duly adopted by the Board of
Directors of Birch Telecom, Inc. on May 4, 2001 and approved by the stockholders of the Company on July 19, 2001.

         Executed on this 19th day of July, 2001.


                                                  /s/ Gregory C. Lawhon
                                                  ------------------------
                                                  Secretary




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